SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D.C.  20549

                    -----------------------

                           FORM 8-K

                        CURRENT REPORT

            Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2014

              PATRIOT TRANSPORTATION HOLDING, INC.
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     (Exact name of registrant as specified in its charter)



   FLORIDA
  0-17554
59-2924957
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(State or other    (Commission File          (I.R.S. Employer
jurisdiction         Number)                 Identification No.)
of incorporation)





200 W. Forsyth Street
7th Floor
Jacksonville, Florida


  32202

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  (Address of principal executive offices)	 (Zip Code)

Registrant's telephone number, including area code: (904) 396-5733

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  (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities
     Act (17 CRF 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

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[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                    CURRENT REPORT ON FORM 8-K

                PATRIOT TRANSPORTATION HOLDING, INC.

                         August 22, 2014

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

      On May 7, 2014, Patriot Transportation Holding, Inc. ("Patriot") announced that its board of directors had authorized management to pursue the separation of its real estate and transportation businesses through the spin-off of its transportation business into a standalone, publicly traded company ("New Patriot"). Patriot currently anticipates that Messrs. John E. Anderson, Edward L. Baker, Thompson S. Baker II, Luke E. Fichthorn III and Robert H. Paul II will serve as the initial board of directors of New Patriot. Patriot also expects that, if the spin-off is consummated, Messrs. Anderson, Edward Baker, Fichthorn and Paul will resign as directors of the existing public company
(the real estate company), although none of these directors has submitted such conditional resignations at this time.

Section 7 - Regulation FD

Item 7.01. Regulation FD Disclosure

      On May 7, 2014, Patriot Transportation Holding, Inc. ("Patriot") announced that its board of directors had authorized management to pursue the spin-off of its transportation business into a standalone, publicly traded company. On August 22, 2014, Patriot's subsidiary New Patriot Transportation Holding, Inc. ("New Patriot"), filed a registration statement on Form 10 under the Securities Exchange Act of 1934 relating to the common stock of New Patriot that is expected to be distributed by Patriot to its shareholders to effect the spin-off of the transportation business.

      The registration statement has not been declared effective by the SEC and is subject to completion. The information in this
Item 7.01 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                         SIGNATURES

	Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.

			   PATRIOT TRANSPORTATION HOLDING, INC.


Date:  August 22, 2014	   By:  /s/ John D. Milton, Jr.

      			   ------------------------------------
			   John D. Milton, Jr.
			   Executive Vice President, and Chief
                           Financial Officer




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